                                                             Exhibit 10(viii)(b)


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                                               February 15, 1998


                          OMNICORDER TECHNOLOGIES, INC.



                  In consideration of the deferral of up to Twenty Thousand ($20,000) Dollars in legal services and other good and valuable consideration, the receipt of which is hereby acknowledged by OMNICORDER TECHNOLOGIES, INC., a Delaware corporation with an address at 25 E. Loop Road, Stony Brook, New York 11790 (the "Company"), MELTZER, LIPPE, GOLDSTEIN, WOLF & SCHLISSEL, P.C. or assigns is hereby granted a warrant to purchase up to $90,000 of the equity and/or debt securities sold by the Company in any Private Offering (as hereinafter defined) consummated by the Company upon the same terms such equity and/or debt securities are sold, as more particularly described in Section 6 hereof. This Warrant shall be exercisable at any time commencing on the date hereof and ending at 5:00 P.M., New York time, on February 15, 2004 (the "Term").

                  Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with the payment of the purchase price for the securities purchased or by means of "cashless exercise" pursuant to Section 1(c) hereof, at the offices of the Company, the registered holder of this Warrant ("Holder" or "Holders") shall be entitled to receive the securities so purchased.

                  1.       Exercise of Warrant.

                  (a) The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part during any period in which this Warrant may be exercised as set forth above.

                  (b) In order to exercise this Warrant, the Holder shall surrender this Warrant, together with a Subscription Form in the form attached hereto duly executed and, if appropriate, accompanied by cash or by a certified or official bank check or a wire transfer in payment of the purchase price for the securities. This Warrant shall be surrendered for exercise at the Company's principal office.

                  (c) The Holder of this Warrant shall have the right to exercise this Warrant, in whole or in part, by means of a "cashless exercise". For example, if the securities sold in the Private Offering include shares of common stock, par value $.01 of the Company ("Common Stock"), (or securities convertible into or exercisable for Common Stock), and if the Current Market Price (as hereinafter defined) of the Common Stock is greater than the purchase price for the securities sold in the Private Offering (on a per share of Common Stock basis) as of the date of calculation, in lieu of exercising this Warrant for cash, the Holder may elect to receive such number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) equal to the value (as determined below) of this Warrant (or any specified portion thereof), in which event the Company shall issue to the Holder that number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) computed using the following formula:

                                                CS =  S x (CMP-EP)
                                                      ------------
                                                            CMP

Where:

                  CS       =        the number of shares of Common Stock (or
                                    securities convertible into or exercisable for Common Stock) to be issued to the Holder;

                  S = the number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) for which this Warrant is being exercised;

                  CMP      =        the Current Market Price of the share(s) of
                                    Common Stock; and

                  EP = the purchase price per share of Common Stock (or securities convertible into or exercisable for Common Stock) in the Private Offering.


                  (d) If this Warrant shall not have been exercised in full, a new Warrant shall be issued for the number of Shares which have not been exercised. This Warrant or any portion hereof, when so surrendered, shall be canceled by or on behalf of the Company.


                  2. Immediate Exercise. This Warrant shall be immediately exercisable.

                  3.       Issuance of Securities.

         Upon the exercise of this Warrant, the issuance of securities underlying this Warrant shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder hereof, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such securities shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such securities in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The securities shall be executed on behalf of the Company by the manual or facsimile signature of one of the present or any future Chairman or President of the Company and any present or future Vice President or Secretary of the Company.

         Irrespective of the date of issue of the securities, each person in whose name any security is issued shall be deemed to have become the holder of record of the securities represented thereby on the date on which the Warrant was exercised and payment of the purchase price was tendered as provided herein.

                  4.       Assignment.

         The Holder shall have the right and option to transfer and assign this Warrant (and all rights in connection therewith) to any other person or entity, provided that such transfer is made in compliance with all applicable securities laws.

                  5.       [RESERVED]

                  6.       Rights of Exercise; Adjustments.

                           (a) As used in this Warrant, the term "Private Offering" shall mean the consummation by the Company of a private offering of any of its equity and/or debt securities (including without limitation a "bridge loan" with a warrant or other equity instrument). Prior to consummating a Private Offering, the Company shall provide written notice to the Holder of its intention to consummate such Private Offering, together with all purchase agreements, offering materials and related documentation associated with such Private Offering and the Holder shall have the right and option, exercisable at any time up until the end of the Term, to purchase up to an aggregate value of $90,000 of the equity and/or debt securities sold in any such Private Offering, upon the same terms such equity and/or debt securities are sold. A "Private Offering" shall not include the issuance of 200,000 shares reserved for issuance to Michael Anbar and 40,000 shares reserved for issuance to the California

                                    Institute of Technology, (y) the issuance of options or warrants (or the shares of Common Stock issuable upon exercise thereof) to be granted to the Company's officers, directors, consultants or vendors pursuant to an option plan duly adopted by the Board of Directors and shareholders of the Company, and (z) warrants or shares issuable upon exercise thereof in connection with that certain Warrant issued to Richard A. Lippe dated December 15, 1997; and that certain Warrant issued to Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. on December 15, 1997.

                                    Example 1: The Company issues shares of
                                    Common Stock in a Private Offering at a
                                    purchase price of $2.00 per share of Common
                                    Stock. The holder of this Warrant will have the right at any time during the Term to purchase 45,000 shares of Common Stock:

                                                      $90,000   = 45,000 shares
                                                      -------
                                                      $2 per share

                                    Example 2: The Company issues evidence of its indebtedness together with a warrant to purchase 1,000 shares of Common Stock at an exercise price of $2.00 per Share of Common Stock for each $1,000 principal amount of indebtedness purchased. The Holder shall have the right at any time during the Term to purchase up to $90,000 of the indebtedness sold and acquire warrants to purchase 90,000 shares of Common Stock at an exercise price of $2.00 per Share.

                                    Example 3: The Company issues, as a "unit", and for aggregate consideration of $3.50, one share of a series of preferred stock convertible into Common Stock at an initial conversion price of $3.50 per share and one warrant to purchase one share of Common Stock at an exercise price of $3.50 per share of Common Stock. The holder of this Warrant will have the right at any time during the Term to purchase 25,714 of such units:

                                                      $90,000   = 25,714 units
                                                      -------
                                                      $3.50 per unit

                           (b) Unless previously exercised, the Holders shall have the right to exercise this Warrant in respect of each Private Offering effected by the Company.

                           (c) Stock Dividends, Subdivisions, Combinations. If the Company (i) declares a dividend or other distribution payable in securities or
                                    (ii) subdivides its outstanding securities into a larger number or (iii) combines its outstanding securities into a smaller number, then this Warrant shall be proportionately adjusted to protect the Holder hereof. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company ( any such transaction being hereinafter referred to as a
                                    "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization shall have the right, at any time during the Term, to purchase up to $90,000 of such securities of the surviving corporation to which the Holder would have been entitled to receive had it exercised this Warrant immediately prior to the Reorganization at the time of such Reorganization and the right to exercise same shall survive such Reorganization. The adjustment provided in this subparagraph (c) shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

                           (d) Current Market Price. For the purposes hereof, the "Current Market Price" at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days commencing 20 business days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc.'s Automated Quotation System, or the nearest comparable system, or, in the absence of either, by a reasonable determination of the Board of Directors of the Company.

                           (e) Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the property and the assets of the Company to any other Company, entity, or person, or any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company shall mail to the holder of this Warrant at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and (iii) the time, if any is to be fixed, as to when the holders of record of securities shall be entitled to exchange their shares of securities for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up.

                           (f) Issue Taxes. The Company shall pay any and all issue and other non-income taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant.

                           (g) No Private Offering. If no Private Offering occurs within one year of the date hereof (the "One Year Anniversary"), then at the Holder's option, this Option will be exercisable, at an aggregate exercise price of $90,000, for up to a number of shares of Common Stock equal to 1.1858% of the Company's Common Stock outstanding on the date of such One Year Anniversary (on a fully diluted basis giving effect to the exercise of all outstanding options, warrants and the conversion to Common Stock of all securities convertible into Common Stock, but not giving effect to the exercise of this Warrant), which is equal to a pre-money valuation of $7.5 Million. If one or more Private Offerings occur after the One Year Anniversary, then this Warrant may also be exercised based on any such Private Offering in accordance with the terms of paragraphs 6(a) and 6(b).

         7.       Exchange and Replacement of Warrant.

         This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for new warrants of like tenor and date representing in the aggregate the right to purchase the same number of securities as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

         8.       Reservation of Securities.

         The Company shall at all times reserve and keep available out of its authorized securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof and thereof. The Company covenants and agrees that, upon exercise of this Warrant, all such securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

         9.       Registration Rights.

         The Company agrees that, following the consummation by the Company of an initial public offering (an "Initial Public Offering") of any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), the Holder of this Warrant shall have unlimited "piggy-back" registration rights in connection with the registration of the securities issuable upon exercise of this Warrant. The provisions of this Section 9 shall be embodied in a Registration Rights Agreement executed by the Company and customary for such type of transactions; however, such rights shall be effective even in the absence of a Registration Rights Agreement. Notwithstanding the foregoing, upon the consummation by the Company of a Private Offering, the Holder of this Warrant shall be entitled to receive registration rights substantively similar to the registration rights received by the investors in any such Private Offering. In addition, the Holder agrees, if requested by the underwriter of the Company's securities in the Initial Public Offering, not to sell the securities issuable upon exercise of this Warrant publicly, for a time period specified by such Underwriter, provided that each other investor in the Company is similarly required to agree to such provision with regard to the securities owned by such investor.

         10.      Capitalization.

         The Company represents and warrants to the Holder that, immediately prior to the issuance of this Warrant, (x) 786,666 shares of Common Stock have been issued and are outstanding, 240,000 shares of Common Stock have been reserved for issuance, Richard A. Lippe has acquired a warrant to purchase up to $180,000 of the Company's securities and Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. has acquired a warrant to purchase up to $337,500 of the Company's securities.

         11.      Notices.


         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder.

         12.      Successors.

         All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

         13.      Headings.

         The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

         14.      Law Governing.

         This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to its conflict of laws principles. The Company hereby irrevocably submits to the exclusive jurisdiction of any State or Federal Court in Nassau County, State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant.

                  WITNESS the seal of the Company and the signature of its duly authorized officers.

                          OMNICORDER TECHNOLOGIES, INC.


                                         By:    /s/ Mark A. Fauci
                                                --------------------
                                         Name:  /s/ Mark A. Fauci
                                         Title: President and CEO

                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)




                  [The undersigned hereby irrevocably elects to exercise the right to purchase _____ Shares by this Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such Shares in full.] [The undersigned hereby irrevocably elects to exercise the right to receive _____ Shares pursuant to the "cashless exercise" provisions set forth herein.]


                                               ________________________________


                                               By:_____________________________


                                               ________________________________







Dated: ___________, 19__     ______________________________
                             Taxpayer Identification Number